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                                                                                                  Exhibit 99.1


                   Anthracite Capital, Inc. and Subsidiaries
           Consolidated Statements of Financial Condition (Unaudited)
                     (in thousands, except per share data)
------------------------------------------------------------------------------------------------------------------------------------
                                                                        December 31, 2004               December 31, 2003


ASSETS
Cash and cash equivalents                                                      $23,755                        $20,805
Restricted cash equivalents                                                     19,680                         12,845
Residential mortgage-backed securities                                         372,071                        726,717
                                                                        ---------------                   ------------
    Cash and RMBS                                                                            415,506                       760,367
Commercial mortgage loan pools                                                             1,312,045                             -
Commercial real estate securities                                                          1,623,939                     1,393,010
Commercial real estate loans                                                                 329,930                        97,984
                                                                                       --------------                 -------------
    Total commercial real estate                                                           3,265,914                     1,490,994
Receivable for investments sold                                                                    -                        99,056
Other assets                                                                                  47,714                        48,429
                                                                                       --------------                 -------------
     Total Assets                                                                         $3,729,134                    $2,398,846
                                                                                       ==============

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Short term borrowings:
    Secured by pledge of residential mortgage-backed securities               $356,451                       $670,874
    Secured by pledge of commercial real estate securities                     305,526                        444,987
    Secured by pledge of commercial mortgage loan pools                            773                              -
    Secured by pledge of commercial real estate loans                          141,601                         22,710
                                                                        ---------------                   ------------
    Total short term borrowings                                                              804,351                     1,138,571
Long term borrowings:
    Collateralized debt obligations                                          1,067,967                        684,970
    Secured by pledge of commercial mortgage loan pools                      1,294,058                              -
                                                                        ---------------                   ------------
    Total long term borrowings                                                             2,362,025                       684,970
                                                                                       --------------                 ------------
Total borrowings                                                                           3,166,376                     1,823,541
Securities sold, not yet settled                                                                   -                        99,551
Distributions payable                                                                         15,819                        14,749
Other liabilities                                                                             33,201                        43,575
                                                                                       --------------                 ------------
     Total Liabilities                                                                     3,215,396                     1,981,416
                                                                                       --------------                 ------------


Stockholders' Equity:
Common Stock, par value $0.001 per share; 400,000 shares authorized; 53,289 shares issued and outstanding in 2004; and
     49,464 shares issued and outstanding in 2003                                                 53                            49
10% Series B Preferred Stock, liquidation preference $43,942 in
     2003                                                                                          -                        33,431
9.375% Series C Preferred Stock, liquidation preference
     $57,500 in 2004 and 2003                                                                 55,435                        55,435
Additional paid-in capital                                                                   578,919                       536,333
Distributions in excess of earnings                                                        (134,075)                     (101,635)
Accumulated other comprehensive income (loss)                                                 13,406                     (106,183)
                                                                                       --------------                 -------------
      Total Stockholders' Equity                                                             513,738                       417,430
                                                                                       --------------                 -------------
      Total Liabilities and Stockholders' Equity                                          $3,729,134                    $2,398,846
                                                                                       ==============                 =============

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                                         Anthracite Capital, Inc.
                            Consolidated Statements of Operations (Unaudited)
                                  (in thousands, except per share data)
----------------------------------------------------------------------------------------------------------------------------
                                                             For the Three Months Ended               For the Year Ended
                                                                    December 31,                          December 31,
                                                         -------------------------------------------------------------------
                                                               2004              2003                  2004          2003
                                                         -------------------------------------------------------------------
Operating Portfolio
Income:
    Commercial real estate securities                        $31,785            $26,384             $123,860        $98,114
    Commercial mortgage loan pools                            13,606                  -               39,672              -
    Commercial real estate loans                               7,948              2,828               20,790         10,196
    Residential mortgage-backed securities                     3,171              8,878               18,901         54,504

    Cash and cash equivalents                                    282                126                  638            964

    Other                                                          -                  -                  742              -
                                                         -------------------------------    --------------------------------
        Total income                                          56,792             38,216              204,603
                                                                                                                    163,778
                                                         -------------------------------    --------------------------------

Expenses:
    Interest expense:
       Collateralized debt obligations                        15,978             11,138               58,986         44,226
       Commercial real estate securities                       2,312              1,722                7,398          4,341
       Commercial mortgage loan pools                         12,850                  -               37,527              -
       Commercial real estate loans                            1,185                163                2,148            526
       Residential mortgage-backed securities                  1,858              2,512                7,016         16,072
    Hedging expense                                            2,829              5,539               14,434         18,790
    General and administrative                                 1,306                572                3,427          2,296

    Management fee                                             2,451              2,070                8,957          9,411
                                                         -------------------------------    --------------------------------
        Total expenses                                                           23,716              139,893         95,662
                                     40,769
                                                         -------------------------------    --------------------------------

Other gain (loss):
Realized gain (loss)                                          16,327             (8,354)               7,527        (41,633)
Unrealized gain (loss)                                           (90)             7,858               (1,825)        (3,405)
Foreign currency loss                                            (61)                 -                 (187)             -
Hedge ineffectiveness                                            115                881               (1,015)           706

Loss on impairment of assets                                 (26,018)                 -              (26,018)       (32,426)
                                                         -------------------------------    --------------------------------
       Total other gain (loss)                                (9,727)               385              (21,518)       (76,758)
                                                         -------------------------------    --------------------------------


Net income (loss)                                              6,296             14,885               43,192         (8,642)
                                                         -------------------------------    --------------------------------

Dividends on preferred stock                                   1,348              2,446                6,916          7,744
Cost to retire preferred stock in excess of carrying
value                                                              -                  -               10,508              -
                                                         -------------------------------    --------------------------------

Net income (loss) available to Common Stockholders            $4,948            $12,439              $25,768       $(16,386)
                                                         ===============================    ================================


Net Income (Loss) available to Common Stockholders per
share, basic                                                   $0.09              $0.25                $0.50         $(0.34)

Net Income (Loss) available to Common Stockholders per
share, diluted                                                 $0.09              $0.25                $0.50         $(0.34)

Weighted average number of shares outstanding:
    Basic                                                     53,281             49,107               51,767         48,246
    Diluted                                                   53,290             49,118               51,776         48,246

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